PROMISSORY NOTE

$ 100,000	AN Holdings, LLC	November 6, 2019
Amount	Lender	Date

FOR VALUE RECEIVED, the Undersigned acknowledges that he is indebted to the Lender in the amount stated herein and promises to pay on or before the date specified to the order of AN Holdings, LLC (the “Lender”), the principal sum of one hundred thousand dollars ($100,000) together with interest thereon from the date hereof to maturity at an annual interest rate of 15%. Said principal sum is due as soon as Undersigned receives a capital funding loan from any source.

All installments, prepayments, and other payments of principal and interest are payable to Lender at ________________________ or at such other place as the Lender or holder may hereafter and from time to time designate in writing.

This Note may be prepaid, in whole or in part, without penalty at any time. At maturity, or default or failure to pay any installment of principal and interest required herein, the entire balance shall be immediately due and payable. Any remedy of Lender or holder upon default of the Undersigned shall be cumulative and not exclusive and choice of remedy shall be at the sole election of Lender or holder. The Undersigned agrees to pay all costs of collection, including reasonable attorney’s fees, whether or not any suit, civil action, or other proceeding at law or in equity, is commenced. The Undersigned waives demand, presentment for payment, protest and notice of protest and nonpayment of this Note and expressly agrees to remain bound for the payment of principal, interest and other sums provided for by the terms of this Note, notwithstanding any extension or extensions of the time of, or for the payment of, said principal. No delay or omission on the part of the Lender or holder in exercising any rights shall operate as a waiver of such right. This Note shall be governed by the laws of the State of Tennessee, and each party hereto agrees to venue and jurisdiction in the federal and state courts located in Shelby County, Tennessee.

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On Demand Promissory Note Page 1 of 2

Executed on November _______, 2019.

UNDERSIGNED:

Printed Name: Brian Cox
Company: Surge Holdings, Inc.

WITNESS:

Printed Name

Signature

On Demand Promissory Note Page 2 of 2